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GUARANTEE

                            FIRST UNION NATIONAL BANK

IMPORTANT NOTICE

BY GIVING THIS GUARANTEE YOU MAY BECOME LIABLE TO THE BANK INSTEAD OF OR AS WELL AS THE CUSTOMER. YOU SHOULD SEEK INDEPENDENT LEGAL ADVICE BEFORE ENTERING INTO THIS GUARANTEE.

THIS GUARANTEE is granted this 5th day of December, 1997

by       Conso Products Company
of       P.O. Box 326, 513 N. Duncan By-Pass, Union SC 29379

("the Guarantor") to First Union National Bank, acting through its London Branch at 3 Bishopsgate, London EC2N 3AB, ("the Bank") in respect of British Trimmings Limited of P.O. Box 46, Stockport, Cheshire SK5 7PJ ("the Customer")

Definitions

1.01 In this Guarantee, the following terms shall have the meanings set opposite them: -

"Account Currency"         means    the currency in which the Indebtedness (or
                                    the relevant part thereof) is denominated;

"Associate Bank"           means    any bank or corporation which is wholly
                                    owned by the ultimate holding corporation of the Bank;

"Indebtedness"             means    the aggregate of all amounts whether
                                    principal, interest or otherwise which may from time to time or at any time be or become due and owing actually or contingently from the Customer to the Bank under any agreement, account or arrangement whatsoever, whether solely or jointly with any other person, and whether as principal or surety or in any other manner or capacity whatsoever, including all costs, disbursements and expenses incurred by the Bank in relation to the recovery or attempted recovery of any amounts owing or liabilities incurred by the Customer to the Bank and any liabilities and obligations of whatsoever nature owing or for which the Customer may be or become liable to any assignee of this Guarantee whether such liabilities and obligations are incurred before or after the date of assignment of this Guarantee to the assignee;

"Liability Limit"          means    {850,000 (Eight Hundred and Fifty Thousand
                                    Pounds plus interest)}.

1.02 Where there are two or more Customers to which this Guarantee relates then the Guarantee shall secure the Indebtedness of each Customer whether such Indebtedness is owned solely, jointly or on any other basis.

1.03 In this Guarantee all references to the Bank shall be deemed to include a reference to each Associate Bank and to any assignee from the Bank so that this Guarantee shall secure the payment of the Indebtedness of the Customer to the Bank, each Associate Bank or assignee (as the case may be).

1.04 In this Guarantee where the context permits the singular shall include the plural and vice versa, the masculine shall include the feminine gender and references to persons shall include corporations and unincorporated bodies. The headings are inserted for convenience only and shall have no effect on the interpretation of this Guarantee.

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2.       Guarantee
In consideration of the Bank granting or continuing to make available credit or other banking facilities and accommodation to the Customer for such period as the Bank considers appropriate or otherwise incurring any liability whatsoever for or at the request of the Customer the Guarantor hereby unconditionally and irrevocably guarantees the due payment of the Indebtedness to the Bank and undertakes to pay to the Bank on first demand from time to time and at any time an amount equal to the Indebtedness due but not paid by the Customer. Notwithstanding any provision herein expressly or implicitly to the contrary the Bank may issue legal proceedings against the Guarantor without prior demand and in that event such proceedings shall be deemed to be a demand hereunder.

3.       Liability limit
The liability of the Guarantor under this Guarantee is unlimited save that the total amount recoverable from the Guarantor hereunder shall not exceed the Liability Limit (if any) together with interest, commission, banking and other charges and expenses (including all legal and other costs, disbursements and expenses) which are due to or are incurred by the Bank (whether in connection with the Customer or this Guarantee up to the date of demand against the Guarantor or at any time thereafter and all interest payable under Clause 4 hereof and other amounts payable by the Guarantor hereunder.

4.       Interest
If the Guarantor fails to pay any amount demanded hereunder by the Bank on first demand, the Guarantor shall pay interest on such amount for each day during the period of such default at such annual rate as is conclusively certified by the Bank to the Guarantor to be equal to the aggregate of: ___________________ three
(3) per centum per annum; and the relevant London Interbank Offered Rate (as conclusively determined by the Bank) or (at the Bank's election) the base rate of the Bank as conclusively certified by the Bank to Guarantor. Such interest shall accrue from day to day and be calculated on the basis of a 365 day year for the actual number of days elapsed and shall be compounded every thirty (30) days.

5.       Continuing Security
This Guarantee shall be a continuing guarantee and shall remain in full force and effect until all liabilities of the Guarantor hereunder shall have been paid in full (subject to Clauses 22 and 23) and shall not be satisfied or discharged by any intermediate payment or settlement of account.

6.       Notice to terminate Guarantee
This Guarantee is irrevocable except that the Guarantor may give written notice to the Bank ot the effect that it shall not be liable for any Indebtedness incurred or arising in respect of any agreement, account arrangement, transaction or engagement entered into after a date not less than three months after such notice has been received by the Bank ("the Termination Date") provided that the Guarantor shall remain liable for the Indebtedness outstanding at the Termination Date including:

6.01 interest, commission, banking and other charges and expenses which continue to accrue in respect of the Indebtedness outstanding at the Termination Date;

6.02 advances made or any other agreement, account, arrangement, transaction or engagement entered into at any time pursuant to any commitment given by the Bank to the Customer before the Bank received the relevant notice;

6.03 any bills of exchange, cheques, promissory notes and any other instruments dated before the Termination Date which are presented to the Bank at any time and are paid after the Termination Date;

6.04 any part of the Indebtedness which is incurred before the Termination Date but which matures after the Termination Date; and

6.05 any increase in the Indebtedness which results from any bills of exchange, cheques, promissory notes and any other instruments being credited to the Customer's account before the Termination Date but which are dishonored after Termination Date.

If any notice given to the Bank pursuant to this Clause 6 has not been given by all the persons who constitute the Guarantor, the liability of those who have not given notice shall not be affected.


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7.       Payments without deductions
7.01 The Guarantor shall make all payments to the Bank in full in the Account Currency or such other currency as the Bank may from time to time direct in immediately available funds, without any set-off or counterclaim whatsoever, and without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever. The Guarantor shall pay all present or future taxes or similar charges due with respect to such payments which may be imposed by any competent fiscal authority, except taxes on the overall income of the Bank.

7.02 If any deduction or withholding has to be made by law from any such payment, the Guarantor shall pay an increased amount so that after any such deduction or withholding the Bank receives and retains a net amount equal to the amount which it would have received and retained had no such deduction or withholding been made.

7.03 The Guarantor shall provide the Bank with official receipts evidencing payment of such taxes or similar charges within thirty days after the due date for each such payment.

8.       Further assurance
The Guarantor hereby undertakes to execute such further deeds and documents as the Bank may from time to time require to perfect the Bank's rights under this Guarantee and to give effect and validity to the security hereby constituted which deeds and documents shall be prepared by or on behalf of the Bank at the cost of the Guarantor and shall contain such terms for the Bank's benefit as it may reasonably require.

9.       Set-off and Combination
9.01 The Bank shall have the right, in addition to all rights of set-off, combination, lien or otherwise to which it is entitled at law or under any agreement between the Bank and the Guarantor, at any time without demand and without further notice to the Guarantor to set-off any amount standing to the credit of any account of the Guarantor with the Bank (whether deposit, loan or otherwise in the name of the Guarantor or in the name of any other person, solely or jointly) in or towards payment of all amounts due from the Guarantor under this Guarantee and to transfer and apply any amounts standing to the credit of any existing accounts of the Guarantor with any Associate Bank in or towards payment of all amounts due from Guarantor under this Guarantee.

9.02 Where such set-off or transfer requires the conversion of one currency into another, such conversion shall be calculated at the spot rate as conclusively determined by the Bank for purchasing the Account Currency with the currency in which the relevant amounts are denominated on the date of actual payment.

9.03 The Guarantor hereby agrees that the Bank may apply any amounts held or received by it hereunder which are not applied in payment of all amounts due from the Guarantor under this Guarantee in or towards the payment of any amounts due and payable by the Guarantor to the Bank or any Associate Bank under any other agreement, account, arrangement, transaction or engagement whatsoever between the Guarantor and the Bank and/or Associate Bank and that any Associate Bank shall have the right to require payment of any amounts due to it from the Guarantor from such amounts held by the Bank for the Guarantor.

10.      Appropriation and suspense account
The Bank may appropriate all amounts received in respect of the Indebtedness in or towards any part of the Indebtedness as the Bank may in its absolute discretion from time to time conclusively determine and the Bank may at any time place any amount received under this Guarantee to the credit of a suspense account without being under any duty to apply such amounts towards the payment or discharge of any liabilities under this Guarantee so that the Bank may retain its rights to prove for the whole of the Indebtedness against the Customer or any other person liable for the Indebtedness (including the Guarantor) in the event of any proceedings in or analogous to bankruptcy, liquidation or winding up or any composition or arrangement in relation to the Customer, the Guarantor or any such person.

11.      New accounts
After any notice referred to in Clause 6 has been given to the Bank or after the Bank has made demand upon the Guarantor, the Bank may at any time rule off the Customer's accounts and open any new accounts so that subsequent payments to the Bank do not operate to reduce the Guarantor's liability. Whether or not the Bank opens such new accounts, it shall nevertheless be deemed to have done so.


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12.      Foreign currency
If any law, regulation or decree prohibits the Customer (but not the Guarantor) from discharging the Indebtedness (or the relevant part thereof) in the Account Currency or prevents any funds in the Account Currency being remitted to the Bank by the Customer (but not the Guarantor), the Guarantor shall instead pay the Indebtedness (or the relevant part thereof) in the Account Currency. If any law, regulation or decree prohibits the Guarantor from making payment of the amount due under this Guarantee (or the relevant part thereof) in the Account Currency, the Guarantor, shall pay the amount due (or relevant part thereof) by paying to the Bank (at the Bank's option and in the manner directed by the Bank) such other currency as the Bank may direct. The Guarantor shall pay such amount of such other currency as will enable the Bank to purchase an amount equal to the amount due under this Guarantee in the Account Currency calculated at the relevant spot rate of exchange as conclusively determined by the Bank.

13.      Currency indemnity
The Guarantor agrees to indemnify the Bank against any loss incurred by it as a result of any judgment or order being given or made for the payment of any amount due hereunder and such judgment or order being expressed in a currency other than the Account Currency and as a result of any variation having occurred in rates of exchange between the date on which the currency is converted for the purpose of such judgment or order and the date of actual payment thereof. This indemnity shall constitute a separate and independent liability of the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid.

14.      Bank's dealings with Customer not to affect liability of Guarantor
The Bank shall have the right and power at all times without notice to the Guarantor and without its consent, whether before or after any demand hereunder for payment and without prejudice to the terms of this Guarantee so that the Guarantor shall not be exonerated nor its liability hereunder in any way limited, to do any one or more of the following: -

14.01 allow to the Customer or to any other person any waiver or extension of time or any other indulgence;

14.02 increase, vary or determine any facilities granted to the Customer and/or any charges or rates of interest or commission;

14.03 deal with, give up, renew, vary, release, realize or refrain from enforcing or fail to perfect any present or future securities, guarantees, negotiable instruments or rights which the Bank may from time to time hold in respect of the Customer or any other person in relation to the Indebtedness;

14.04 enter into, renew, vary or terminate any agreement, account, arrangement, transaction or engagement with the Customer or any other person;

14.05 compound, compromise or settle with or omit to prove against or omit to claim payment from the Customer or any other person; or

14.06 release or enter into any composition with the Customer or any other person including any one or more co-guarantors, and no act or omission on the part of the Bank with reference to the Customer shall in any way diminish this Guarantee which shall remain binding on the Guarantor as if originally liable as principal debtor for the Indebtedness.

15.      Exclusion of Guarantor's claims
The Guarantor agrees to and does hereby subordinate all present or future claims whatsoever against the Customer or any other Guarantor to any and all claims by the Bank for the Indebtedness. Until the Indebtedness shall have been paid and discharged in full (which expression shall not include payment of a dividend in bankruptcy, liquidation or winding up of less than 100 percent).

15.01 the Guarantor shall have no right of subrogation and agrees not to demand or accept repayment in full or in part of any monies then or thereafter due to the Guarantor from the Customer or to demand or accept any security in respect thereof or to assign or charge the same as security or to take any step to enforce any right against the Customer or to claim any set-off or counterclaim against the Customer;

15.02 the Guarantor shall not be entitled to share in any security or other guarantee at any time held by the Bank or amounts received by the Bank in respect of the Indebtedness; and

15.03    the Guarantor shall not in competition with or in priority to the Bank:


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         15.03.1  make any claim or effect any set-off against the Customer for reimbursement of any amounts paid by the Guarantor to the Bank in respect of any part of the Indebtedness; or


         15.03.2 enforce any right of contribution of any security against any co-guarantor; or

         15.03.3 prove or make any claim in the liquidation, bankruptcy or insolvency of the Customer or of any co-guarantor in respect of any debts or liabilities whatsoever owed to the Guarantor by the Customer or by any co-guarantor.

Provided that the Guarantor shall, if required by the Bank, claim or prove in respect of any of the matters specified in Clause 15.03 above and hold the benefit of its claim or proof on trust to pay all amounts received in respect thereof to the Bank.

16.      Disability of Customer
The death, insanity, bankruptcy, liquidation, dissolution, incapacity, disability or change in the constitution, name or style (or any analogous procedure in any jurisdiction) of the Customer (or of any person who constitutes the Customer) shall not exonerate, discharge or limit the Guarantor's liability under this Guarantee.

17.      Guarantor's separate liability
In the event that any amounts due under this Guarantee are not recoverable from the Guarantor as surety under the terms of this Guarantee for any reason whatsoever the Guarantor shall as a separate and independent obligation be liable to the Bank for the Indebtedness as principal debtor which the Guarantor hereby promises to pay to the Bank on demand.

18,      Remedies
18.01 This Guarantee is in addition to and shall not be merged with or in any way affected or prejudiced by and may be enforced notwithstanding any other means of payment, guarantee, indemnity or security or other right or power which the Bank may at any time hold whether from the Guarantor, the Customer or any other person in respect of the Indebtedness and the Liability Limit (if any) shall be aggregated with all limits (if any) in such other guarantees, indemnities and securities and the Bank may but is under no duty to) enforce any of them without reducing the Guarantor's liability hereunder.

18.02 It shall not be necessary for the Bank before demanding payment hereunder to endeavor to take proceedings or obtain judgment against the Customer in any court or to make or file any claim in a bankruptcy or liquidation (or any analogous procedure in any jurisdiction) of the Customer or to endeavor to enforce any other guarantee or security whether from the Guarantor, the Customer or any other person. The Bank shall have the right and power to claim all amounts due and payable in respect of the Indebtedness from the Customer and/or the Guarantor or any other person in such order and at such times as the Bank may in its absolute discretion consider appropriate.

19.      Security and Lien
19.01 If the Bank releases or sells any other security, it may do so in any manner, at any price and on such terms as the Bank considers appropriate (free from all claims or rights of the Customer relative thereto) and the Guarantor shall have no claim against the Bank for any loss arising out of such realization or sale (including a sale at less than the market value) unless the Bank acted in bad faith.

19.02 The Bank shall not be liable for negligence in relation to any such realization or sale whether of itself or any agent or receiver appointed by it.

19.03 The Bank shall have a lien on and be entitled to retain as security for the Guarantor's liability hereunder any property of the Guarantor held by the Bank (whether for safe custody or otherwise), with power to sell such property (but without the Bank being under any duty to sell such property) and the provisions of this Clause 19 shall apply to such sale.

20.      Customer indebtedness to Guarantor
Upon any demand being made under this Guarantee, all debts and liabilities at that time or thereafter due from the Customer to the Guarantor shall be held on trust by the Guarantor to pay all amounts received in respect thereof to the Bank.


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21.      Guarantor not to take security
The Guarantor warrants that it has not taken (and agrees not to take) any security from the Customer or from any co-Guarantor in relation to this Guarantee. However, if any security is so taken, it shall be held by the Guarantor on trust for the Bank and shall forthwith be assigned to the Bank upon request.

22.      Preservation of Bank's rights
Any settlement, discharge or release between the Bank and the Guarantor shall be conditional upon no security disposition or payment to the Bank by the Customer, the Guarantor or any other person being avoided, limited or ordered to be refunded or reduced under any provisions or enactment's relating to bankruptcy, liquidation, winding up or insolvency for the time being in force or for any other reason, and in any such case the Guarantor shall continue to be liable under this Guarantee as if there had been no such settlement, discharge or release and such security disposition or payment had not been made.

23.      Retention of security
Following the payment or discharge of all the Indebtedness, the Bank may retain any security held by the Bank for the Guarantor's liability for seven months and, if the Customer or other person making such payment or discharge becomes insolvent or is wound up or declared bankrupt during that period, the Bank may further retain the security until the Bank is satisfied that it will not have to make any repayment under any enactment relating to insolvency, winding up or bankruptcy and may enforce this Guarantee subsequently as if such payment or discharge had not occurred. This Guarantee is and shall remain the property of the Bank.

24.      Waivers
24.01 No waiver or release of any of the rights, powers or privileges of the Bank or any consent to be given by the Bank shall be valid unless in writing signed by a duly authorized officer of the Bank.

24.02 Time is of the essence but no failure or delay on the part of the Bank to exercise any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right or power. The rights and powers of the Bank provided herein are cumulative and are not exclusive of any rights and powers provided by law.

25.      References to more than one Guarantor
Where the Guarantor consists of more than one person, references to the Guarantor shall, where the context admits, take effect as references to each of the person who constitute the Guarantor and their liability under this Guarantee shall be joint and several. If this Guarantee is not signed by or is not valid and enforceable against any one or more of the persons constituting or purporting to constitute the Guarantor or if this Guarantee or any of its provisions is not or ceases to be binding upon any one or more of them, none of the others shall be released from any liability under this Guarantee. The Bank may release or make any arrangements with any of them without thereby releasing, exonerating or limiting its rights and powers hereunder against the other or others of them.

26.      Disability of Guarantor
The death, insanity, bankruptcy, liquidation, dissolution, incapacity, disability or change in the constitution, name or style (or any analogous procedure in any jurisdiction) of the Guarantor (or of any person who constitutes the Guarantor) shall not exonerate, discharge or limit the Guarantor's liability under this Guarantee.

27.      Constitution of the Bank
This Guarantee shall continue in full force and effect notwithstanding any change in the name or constitution of the Bank or by its amalgamation or merger with any other body or company or the acquisition of all or any part of its undertaking by any other body or company and references to the "Bank" in this Guarantee include its successors and assigns. The Guarantor agrees to be bound by this Guarantee in respect of all the Indebtedness and all other liabilities of the Guarantor hereunder including any Indebtedness and liabilities incurred after any amalgamation, merger, acquisition or assignment.


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28.      Assignment by the Bank
In the event that the Indebtedness (or any part thereof) is assigned or transferred by the Bank then the Bank may assign this Guarantee to the assignee or transferee of the Indebtedness (or part thereof) and the Bank may disclose to any intending assignee or to any other person who may propose to enter into contractual relations with the Bank in relation to the Indebtedness (or any part thereof) such information about the Guarantor as the Bank may consider appropriate.

29.      Partial invalidity
In the event that any term or condition of this Guarantee is rendered or declared invalid or unenforceable in whole or in part by any statute, rule or regulation or any decision of any court or tribunal of competent jurisdiction then such determination or declaration shall not affect the validity of the other terms and conditions of this Guarantee which (same as aforesaid) will remain in full force and effect.

30.      Certificate by Bank
The certificate signed by a duly authorized officer of the Bank, as to any of the matters referred to in this Guarantee including the amount of the Indebtedness shall, save for manifest arithmetical error, be conclusive and binding on the Guarantor.

31.      Representations of Guarantor
The Guarantor hereby represents to the Bank that:

31.01 in the case of any Guarantor which is a company, it is duly formed and existing under the laws of the country in which it is incorporated and the execution and performance of this Guarantee has been properly approved and authorized by resolutions of the directors and (if so requested by the Bank) the shareholders of the Guarantor and all other necessary corporate action and does not contravene the Memorandum and Articles of Association (or the equivalent corporate documents) of the Guarantor or any provision of any applicable law, statute, decree, rule or regulation or any order, judgment, injunction, resolution, determination or award of any court, or any judicial, administrative or governmental authority or organization or any provision of any agreement or document to which it is a party or obligation which is binding on it or any of its assets;

31.02 it has power to execute this Guarantee and to perform and discharge its duties and liabilities hereunder, and no limitation on its powers to borrow or give guarantees will be exceeded as a result of the issue of this Guarantee;

31.03 it is not insolvent (as defined by the Insolvency Act 1986) and is able to pay its debts as they fall due;

31.04 all licenses, consents and approvals of public, governmental and judicial authorities and agencies necessary for the Guarantor to enter into and perform and discharge its duties and liabilities under this Guarantee have been obtained and are in full force and effect and there has been no default in the compliance with the conditions or restrictions (if any) imposed in, or in connection with any of them and as of the date of this Guarantee no further licenses, consents or approvals are necessary in relation thereto;

31.05 no action, suit or proceeding is pending or threatened against the Guarantor before any court, arbitration tribunal or administrative agency which could or might result in any material adverse change in the financial condition, business or assets of the Guarantor;

31.06 it is not in material breach under any agreement to which it is a party nor is it in default in respect of any material financial commitment or liability;

31.07 the latest audited accounts of the Guarantor and the audited consolidated accounts of the Guarantor and its subsidiaries (if any) containing certified financial statements as at its last accounting reference date have been prepared in accordance with U.S.GAAP and fairly represent the financial position of the Guarantor and its subsidiaries (if any) at the date and the results of its or their operations for the period ended on the date and there has been no material adverse change in the financial condition, business or assets of the Guarantor since the date of such accounts;

31.08 all financial and other information provided by the Guarantor to the Bank is true and accurate in all material respects and is not misleading;

31.09 it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Guarantee that it be filed, recorded, registered or enrolled with any public, governmental or judicial authority or agency in England or any other country where the Guarantor is incorporated or carries on


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

business or that it be stamped with any stamp, registration or similar transaction tax in England or in any other country;

31.10 this Guarantee is in proper form for its enforcement in the courts of England and constitutes the legally binding duties and liabilities of the Guarantor enforceable in accordance with is terms;

31.11 the choice of English law to govern this Guarantee and the submission by the Guarantor to the non-exclusive jurisdiction of the English courts is valid and binding; and

31.12 the Guarantor has no right to claim any immunity in relation to itself of its assets under any law or in any jurisdiction in connection with any legal proceedings, set-off or counterclaim relating to this Guarantee, or in connection with the enforcement of any judgment or order arising from such proceedings.

32.      Undertakings of the Guarantor
The Guarantor hereby warrants and undertakes with the Bank that throughout the term of this Guarantee:

32.01 it will duly perform and discharge its duties and liabilities under this Guarantee;

32.02 it will obtain and maintain or take all reasonable steps to cause to be obtained and maintained in full force and effect all licenses, consents and approvals of public, governmental and judicial authorities and agencies necessary for the Guarantor to enter into and perform and discharge its obligations and liabilities under this Guarantee and the Guarantor will comply with all conditions and restrictions (if any) imposed by every such license, consent and approval;

32.03 it will promptly inform the Bank of any occurrence including (without limitation) any action, suit or proceedings commenced or threatened against the Guarantor or the Customer before any court, arbitration tribunal or administrative agency of which it becomes aware which in its reasonable opinion might result in a material adverse change in the financial condition, business or assets of the Guarantor or the Customer or adversely affect its ability to perform or discharge its duties and liabilities under this Guarantee or the ability of the Customer to perform and discharge its duties and liabilities to the Bank and to pay the Indebtedness;

32.04 it will deliver to the Bank all such financial and other information as the Bank from time to time may properly request and without prejudice to the generality of the foregoing it will inform the Bank of any material alteration in its corporate structure;

32.05 it will deliver to the Bank the audited accounts and audited consolidated accounts of the Guarantor and its subsidiaries (if any) for each financial year of the Guarantor containing certified financial statements as at its last accounting reference date prepared in accordance with U.S.GAAP as soon as the same are available and in any event within 180 days of the end of each financial year of the Guarantor such accounts and financial statements to be reported upon by external auditors; and

32.06 in the event that the Guarantor is granted the right to claim any immunity in relation to itself or its assets under any law or in any jurisdiction it will waive such immunity in connection with any legal proceedings, set-off or counterclaim relating to this Guarantee or in connection with the enforcement of any judgment or order arising from such proceedings.

33.      Indemnity
The Guarantor hereby undertakes to indemnify and keep indemnified the Bank from and against loss or liability of any nature which it may suffer or incur as a result of any breach of any of the representations, warranties and undertakings given by the Guarantor in Clause 31 and 32 above or any other presentation, warranty or undertaking of the Guarantor under this Guarantee.

34.      Costs
The Guarantor agrees to indemnify the Bank upon demand against all costs, charges and expenses (including legal fees) incurred by the Bank in connection with the drafting, preparation, negotiation and execution of this Guarantee and any documents relative thereto and of any amendment, variation or extension thereof or the granting of any waiver or consent under this Guarantee and the preservation and enforcement or attempted enforcement of the Bank's rights and powers under this Guarantee.

35.      Proper law and jurisdiction
This Guarantee shall be governed by and construed in accordance with the laws of England and the Guarantor hereby submits to the non-exclusive jurisdiction of the English courts.


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36.      Service Agent
This Guarantor hereby irrevocably appoints the following as its agent to accept service of all legal process issued in England in any legal action or proceedings against the Guarantor or its assets arising out of or in connection with the Guarantee:

         Name:
                  ---------------------------------------------------------
         Address:
                  ---------------------------------------------------------
         Telex:                                        Fax:
                  -------------------------------------    ----------------

("the Service Agent")

The Guarantor agrees that any notice, demand or other communication to be given hereunder and any legal process shall be sufficiently service if delivered to the Service Agent at its address as specified in this Guarantee or such other address in England as it may have notified to the Bank for such purpose.

37.      Notices
37.01 Every notice, demand or other communication under this Guarantee shall be in writing and may be given or made by telex or facsimile message.

37.02 Any demand for payment and every other notice or communication shall be sent to the Guarantor at is address as specified in this Guarantee and shall be deemed to have been received in the case of a telex or facsimile message at the time it is transmitted and (in the case of a telex) when the answerback is received on Bank's telex machine, or if sent by first class postage to an address in the United Kingdom, on the expiry of forty eight hours after the same is posted or, if sent by airmail postage to an address outside the United Kingdom seven days after the same is posted.

37.03 Where the Guarantor consists of more than one person any demand, notice or other communication shall be deemed to have been sent to each of them if sent to any one of them.

37.04 Every notice or communication shall be sent to the Bank at 3 Bishopsgate, London EC2N 3AB telex no. 883432 and facsimile no. 0171-929-4644 (or the address of the Bank's principal place of business in England for the time being as registered at the Companies Registry) and will only be effective on receipt thereof by the Bank.


IN WITNESS whereof this Guarantee has been duly executed by the Guarantor on the day and year first above written.


Execution by Company EXECUTED
as a deed and DELIVERED by the
Guarantor pursuant to a resolution
of its board of directors duly
passed dated [
11/10/97                              ]






by:                        President   /s/ S. Duane Southerland, Jr.
                                       -----------------------------------------
                                                    [Signature]


                                       -----------------------------------------
                                               (Print name of person signing)


                           Secretary   /s/ Konstance J.K. Findlay
                                       -----------------------------------------
                                                    [Signature]


                                       -----------------------------------------
                                               (Print name of person signing)

Execution by individual
EXECUTED as a deed and DELIVERED
by the Guarantor
in the presence of:
                                       -----------------------------------------
                                                Signature of Guarantor


Witness:


Address:


Occupation:





I/We hereby confirm receipt of a copy of this Guarantee




------------------------------------        ------------------------------------


                                       10